UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-21534
                                   ------------


                  AXP VARIABLE PORTFOLIO - SELECT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    12/31
                         --------------
Date of reporting period:   12/31
                         --------------

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
VARIABLE PORTFOLIO - CORE EQUITY FUND

ANNUAL REPORT FOR THE PERIOD ENDED DEC. 31, 2005

- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND (FORMERLY AXP(R) VARIABLE PORTFOLIO - CORE EQUITY FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

PLEASE REMEMBER THAT YOU MAY NOT BUY (NOR WILL YOU OWN) SHARES OF THE FUND DIRECTLY. YOU INVEST BY OWNING IDS LIFE VARIABLE ANNUITY FUND A OR IDS LIFE VARIABLE ANNUITY FUND B AND ALLOCATING YOUR PURCHASE PAYMENTS TO THE VARIABLE ACCOUNT THAT INVESTS IN THE FUND. REFER TO YOUR VARIABLE ANNUITY CONTRACT PROSPECTUS FOR INFORMATION REGARDING THE INVESTMENT OPTIONS AVAILABLE TO YOU.

TABLE OF CONTENTS

Questions & Answers with Portfolio Management                                  3

The Fund's Long-term Performance                                               9

Investments in Securities                                                     10

Financial Statements                                                          17

Notes to Financial Statements                                                 20

Report of Independent Registered Public Accounting Firm                       28

Fund Expenses Example                                                         29

Board Members and Officers                                                    31

Proxy Voting                                                                  34

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2 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, THE FUND'S PORTFOLIO MANAGERS, BOB EWING AND NICK THAKORE, DISCUSS RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND'S PERFORMANCE AND POSITIONING FOR THE 12 MONTHS ENDED DEC. 31, 2005.

Q: HOW DID THE RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND PERFORM FOR THE FISCAL YEAR?

A: RiverSource Variable Portfolio - Core Equity Fund rose 6.57% for the 12 months ended Dec. 31, 2005. The Fund outperformed the Russell 1000(R) Index (Russell Index), the Fund's benchmark, which had a 6.27% return for the period. Recently, the Fund added a new secondary benchmark, the Standard
     & Poor's 500 Index (S&P 500 Index), which returned 4.91%. The Fund also outperformed the Lipper Large-Cap Core Funds Index, the Fund's peer group, which advanced 5.72% over the same time frame.

[CHART]

                             PERFORMANCE COMPARISION
                        FOR THE YEAR ENDED DEC. 31, 2005

RiverSource Variable Portfolio - Core Equity Fund   +6.57%
Russell 1000(R) Index (unmanaged)                   +6.27%
S&P 500 Index (unmanaged)                           +4.91%
Lipper Large-Cap Core Funds Index                   +5.72%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT EXPENSES THAT APPLY TO THE VARIABLE ACCOUNT OR ANNUITY CONTRACT. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919.

The indices do not reflect the effects of expenses (excluding Lipper).

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 3

QUESTIONS & ANSWERS

Q:   WHAT FACTORS MOST SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A: During the period, large-cap stocks, such as those emphasized by this Fund, outperformed small-cap stocks, but lagged mid-cap stocks. Value stocks modestly outperformed growth stocks during the year; however, the Fund, with its core equity strategy, is positioned to benefit no matter which style is leading the market.

     Effective stock selection was primarily responsible for the Fund's strong performance compared to the Russell Index. The Fund's sector allocations detracted from performance relative to the Russell Index.

     Stock selection within the telecommunications sector was positive; however, a larger-than-Russell Index weighting in the sector was detrimental as telecommunications stocks were generally weak performers during the year.

     Stock selection was also particularly strong in the technology group, where a smaller-than-Russell Index weighting was also advantageous. The Fund's holdings in the consumer discretionary and financials sectors detracted from performance.

     Looking more closely at the Fund's sector allocations, a below-Russell Index weighting in the consumer discretionary sector was the most significant positive contributor, along with the below-Russell Index weighting in technology discussed above. In addition to the overweight in telecommunications, an energy weighting that was modestly smaller than the Russell Index was also a negative factor. Energy was by far the best performing index sector in 2005, so even a small underweight was disadvantageous.

     Individual contributors to performance included internet search engine Google, cellular phone maker Nokia and U.K. wireless communications company Telewest Global. A larger-than-Russell

--------------------------------------------------------------------------------
4 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     Index position in hospital operator HCA also helped. At the start of the year, analysts estimated that internet search engine Google would earn about $3.50 per share for the year and now it appears the company could earn over $6. That earnings growth was explosive and it had been underappreciated by the market. We owned Nokia after the firm reported disappointing earnings in the fall of 2004. Nokia subsequently performed well in 2005 as it regained global market share. Late in the year, Telewest Global agreed to be acquired by another U.K. cable company NTL Inc. and that resulted in strong performance. The merger is planned for February 2006. HCA was relatively inexpensive at the start of the year and then its fundamentals proved to be better than anticipated. We trimmed HCA a bit during the year and took some profits from the stock, but it still remains a notable position in the Fund.

     Individual detractors from performance included larger-than-Russell Index positions in Spectrum Brands, and Fannie Mae. Spectrum Brands makes batteries and other consumer discretionary products. The company has had revenue and expense problems, partly stemming from rising raw material costs that the company could not pass on to its customers. As a result, the company fell short of quarterly earnings expectations twice in 2005. Mortgage financer Fannie Mae remained under pressure due to its accounting problems and increased congressional scrutiny. Another detractor was pharmaceutical firm Elan which pulled a promising multiple sclerosis drug early in the year due to concerns about side effects. Though the drug may still be launched if safety issues are resolved, its sales potential has been drastically reduced.

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 5

QUESTIONS & ANSWERS

Q:   WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

A: We had entered 2005 somewhat cautious about consumer stocks, but then as some industries within the sector became relatively less expensive, we saw opportunities to add certain stocks to the Fund. Media stocks are an example of this.

     We also reduced the Fund's exposure to the financials sector, primarily because we thought the macro-economic environment was becoming more troublesome for these stocks. The flat yield curve, which demonstrates little difference between short-term and longer term interest rates, is proving to be problematic for financial stocks and many of these stocks already seem quite expensive to us.

     We increased the Fund's telecommunications exposure. For some time we have had a significant focus on wireless services companies. We have maintained that positioning, while incrementally increasing exposure to traditional telephone service companies that were inexpensive and have high dividend yields.

Q:   HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

A: To summarize key themes within the portfolio, first we are looking for companies that are less dependent on the economy. With the U.S. fairly far along in the economic cycle, it appears likely that economic and earnings growth could decelerate in 2006. In such an environment, we think it makes sense to be more cautious and to focus on stocks

--------------------------------------------------------------------------------
6 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

QUESTIONS & ANSWERS

     that control their own destiny no matter the state of the economy. Secondly, it seems to us that there are more opportunities in large-cap stocks than there have been in a long time. Compared to small- and mid-cap stocks, large stocks appear inexpensive in terms of the normal relationships between these groups. Finally, at this time there is very little valuation difference between traditional value and growth stocks, so we don't have to pay too much to expose the portfolio to growth. For that reason, the portfolio currently has a bit more of a growth tilt. We believe that 2006 is likely to be a transition year, moving from a period of the Federal Reserve Board (the Fed) raising short-term interest rate to either a period of stability or the Fed possibly cutting short-term rates. If that's the case, 2006 would be a year for even greater attentiveness and caution.

     The end of the 2005 fiscal year marked the first full year since we began using a multi-strategy approach for this Fund. We manage one-third of the portfolio using a value strategy and one-third using a growth strategy. The remaining third is team-managed and is driven by individual stocks selected by our analysts in their specific areas of expertise. We are pleased that the Fund outperformed both the Russell Index and Lipper peer group during this milestone year. We believe the multi-strategy approach capitalizes on our strongest investment capabilities and positions the Fund to benefit in a variety of market environments.

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 7

QUESTIONS & ANSWERS

[CHART]

SECTOR COMPOSITION*

PERCENTAGE OF PORTFOLIO ASSETS AT DEC. 31, 2005

Financials                     18.4%
Health Care                    14.3%
Information Technology         14.2%
Consumer Discretionary         11.7%
Energy                          9.7%
Telecommunication Services      9.4%
Consumer Staples                8.6%
Industrials                     7.8%
Materials                       2.6%
Utilities                       2.3%
Short-Term Securities           1.0%

*Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard
& Poor's, a division of The McGraw-Hill Companies, Inc.

THE TEN LARGEST HOLDINGS

                                        PERCENT                VALUE
                                 (OF PORTFOLIO ASSETS)   (AT DEC. 31, 2005)
Sprint Nextel (Diversified
Telecommunication Services)               4.2%               $19,791,550

Pfizer (Pharmaceuticals)                  2.9                 13,319,591

Exxon Mobil (Oil & Gas)                   2.8                 13,024,083

NTL (Media)                               2.6                 12,187,817

American Intl Group
(Insurance)                               2.3                 10,651,794

General Electric (Industrial
Conglomerates)                            2.1                  9,667,000

Bank of America
(Commercial Banks)                        2.1                  9,622,320

Citigroup (Diversified
Financial Services)                       1.9                  8,886,620

Altria Group (Tobacco)                    1.8                  8,397,631

Procter & Gamble
(Household Products)                      1.7                  7,810,385

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 24.4% of portfolio assets.

AVERAGE ANNUAL TOTAL RETURNS

AT DEC. 31, 2005

1 year                                                                     +6.57%
Since inception (9/10/04)                                                 +10.51%

--------------------------------------------------------------------------------
8 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart below illustrates the total value of an assumed $10,000 investment in RiverSource Variable Portfolio - Core Equity Fund (from 10/1/04 to 12/31/05)* as compared to the performance of three widely cited performance indices, the Russell 1000(R) Index, the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT EXPENSES THAT APPLY TO THE VARIABLE ACCOUNT OR ANNUITY CONTRACT. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

*Fund data is from Sept. 10, 2004. Russell 1000 Index, S&P 500 Index and Lipper peer group data is from Oct.1, 2004.

[CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND

                                           10/1/04     12/04      3/05       6/05       9/05       12/05
RiverSource Variable Portfolio -- Core
 Equity Fund                               $10,000    $10,693    $10,507    $10,919    $11,176    $11,394
Russell 1000(R) Index(1)                   $10,000    $10,980    $10,770    $10,991    $11,425    $11,667
S&P 500 Index(2)                           $10,000    $10,923    $10,688    $10,835    $11,225    $11,459
Lipper Large-Cap Core Funds Index(3)       $10,000    $10,849    $10,604    $10,740    $11,147    $11,469

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 9

INVESTMENTS IN SECURITIES

RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND

DEC. 31, 2005

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (99.2%)

ISSUER                                                             SHARES                  VALUE(a)
AEROSPACE & DEFENSE (3.0%)
Boeing                                                                 33,964           $ 2,385,631
Empresa Brasileira de Aeronautica ADR                                  11,571(c)            452,426
General Dynamics                                                        4,145               472,737
Goodrich                                                               33,790             1,388,769
Honeywell Intl                                                         76,956             2,866,611
Lockheed Martin                                                        46,685             2,970,567
Northrop Grumman                                                       24,055             1,445,946
United Technologies                                                    38,901             2,174,955
                                                                                    ---------------
Total                                                                                    14,157,642
---------------------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Cooper Tire & Rubber                                                      968                14,830
Dana                                                                    2,149                15,430
Delphi                                                                  7,481                 2,192
Goodyear Tire & Rubber                                                  2,392(b)             41,573
Johnson Controls                                                        2,653               193,430
Visteon                                                                 1,770(b)             11,080
                                                                                    ---------------
Total                                                                                       278,535
---------------------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                                             25,738               198,697
General Motors                                                         13,893               269,802
Harley-Davidson                                                         3,949               203,334
                                                                                    ---------------
Total                                                                                       671,833
---------------------------------------------------------------------------------------------------

BEVERAGES (1.3%)
Coca-Cola                                                              20,447               824,219
PepsiCo                                                                87,994             5,198,685
                                                                                    ---------------
Total                                                                                     6,022,904
---------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.6%)
Amgen                                                                  47,769(b)          3,767,063
Biogen Idec                                                            33,206(b)          1,505,228
Genentech                                                              16,493(b)          1,525,603
Gilead Sciences                                                        14,899(b)            784,134
                                                                                    ---------------
Total                                                                                     7,582,028
---------------------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
American Standard Companies                                             8,071               322,436
Masco                                                                  21,556               650,776
                                                                                    ---------------
Total                                                                                       973,212
---------------------------------------------------------------------------------------------------

CAPITAL MARKETS (2.4%)
Bank of New York                                                       48,692           $ 1,550,840
Charles Schwab                                                         22,512               330,251
Franklin Resources                                                     12,170             1,144,102
Investors Financial Services                                           17,199               633,439
Legg Mason                                                                696                83,304
Lehman Brothers Holdings                                               18,280             2,342,948
Merrill Lynch & Co                                                     14,527               983,914
Morgan Stanley                                                         56,240             3,191,057
State Street                                                           17,030               944,143
                                                                                    ---------------
Total                                                                                    11,203,998
---------------------------------------------------------------------------------------------------

CHEMICALS (1.1%)
Air Products & Chemicals                                                3,102               183,607
Dow Chemical                                                           47,458             2,079,609
Eastman Chemical                                                        7,254               374,234
Ecolab                                                                  3,028               109,826
EI du Pont de Nemours & Co                                             13,455               571,837
Engelhard                                                               1,648                49,687
Hercules                                                                1,578(b)             17,831
Intl Flavors & Fragrances                                               1,261                42,244
Lyondell Chemical                                                      15,512               369,496
Monsanto                                                                5,605               434,556
PPG Inds                                                                2,358               136,528
Praxair                                                                 4,231               224,074
Rohm & Haas                                                             2,609               126,328
RPM Intl                                                                9,102               158,102
Sigma-Aldrich                                                             963                60,948
                                                                                    ---------------
Total                                                                                     4,938,907
---------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.6%)
Bank of America                                                       208,501             9,622,320
Commerce Bancorp                                                       22,753               782,931
ICICI Bank ADR                                                          7,476(c)            215,309
PNC Financial Services Group                                           30,986             1,915,864
US Bancorp                                                             47,786             1,428,324
Wachovia                                                               49,745             2,629,521
Wells Fargo & Co                                                       78,865             4,955,088
                                                                                    ---------------
Total                                                                                    21,549,357
---------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                             SHARES                  VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Allied Waste Inds                                                       3,627(b)        $    31,700
Apollo Group Cl A                                                       2,222(b)            134,342
Avery Dennison                                                          8,174               451,776
CCE Spinco                                                              3,316(b)             43,440
Cendant                                                                98,683             1,702,281
Cintas                                                                  2,037                83,884
Global Cash Access                                                      2,300(b)             33,557
Monster Worldwide                                                       1,566(b)             63,924
Pitney Bowes                                                            3,284               138,749
RR Donnelley & Sons                                                     2,936               100,441
Waste Management                                                        8,233               249,872
                                                                                    ---------------
Total                                                                                     3,033,966
---------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.9%)
CIENA                                                                 159,248(b)            472,967
Cisco Systems                                                         277,913(b)          4,757,871
Corning                                                                35,335(b)            694,686
Nokia ADR                                                             322,107(c)          5,894,558
Scientific-Atlanta                                                     36,533             1,573,476
                                                                                    ---------------
Total                                                                                    13,393,558
---------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.9%)
Dell                                                                  148,875(b)          4,464,761
EMC                                                                   162,229(b)          2,209,559
Hewlett-Packard                                                       109,320             3,129,832
Intl Business Machines                                                 45,695             3,756,129
                                                                                    ---------------
Total                                                                                    13,560,281
---------------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (--%)
Fluor                                                                   1,147                88,617
---------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                                        1,357                91,937
---------------------------------------------------------------------------------------------------

CONSUMER FINANCE (1.3%)
American Express                                                       23,131             1,190,321
Capital One Financial                                                  29,592             2,556,749
MBNA                                                                   69,872             1,897,724
SLM                                                                     4,293               236,501
                                                                                    ---------------
Total                                                                                     5,881,295
---------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Ball                                                                    1,514                60,136
Bemis                                                                   1,518                42,291
Pactiv                                                                  2,046(b)             45,012
Sealed Air                                                              1,112(b)             62,461
Temple-Inland                                                          20,859               935,527
                                                                                    ---------------
Total                                                                                     1,145,427
---------------------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                                           2,367           $   103,959
---------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.2%)
Citigroup                                                             183,116             8,886,620
Consumer Discretionary Select Sector SPDR Fund                          5,376               175,526
Industrial Select Sector SPDR Fund                                     19,491               612,407
JPMorgan Chase & Co                                                   121,900             4,838,211
Materials Select Sector SPDR Trust                                      7,640               231,416
                                                                                    ---------------
Total                                                                                    14,744,180
---------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.7%)
ALLTEL                                                                 23,517             1,483,923
AT&T                                                                  102,777             2,517,009
BellSouth                                                              65,879             1,785,321
Brasil Telecom Participacoes ADR                                        1,844(c)             68,873
Chunghwa Telecom ADR                                                   48,529(c)            890,507
Citizens Communications                                                13,038               159,455
France Telecom                                                         24,399(c)            606,214
MCI                                                                    91,000             1,795,430
Qwest Communications Int                                              l50,000(b)            282,500
Sprint Nextel                                                         847,241            19,791,550
Telewest Global                                                       199,174(b),(c)      4,744,325
Verizon Communications                                                 57,187             1,722,472
                                                                                    ---------------
Total                                                                                    35,847,579
---------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Allegheny Energy                                                        2,141(b)             67,763
Ameren                                                                  2,821               144,548
American Electric Power                                                 5,468               202,808
CenterPoint Energy                                                      4,000                51,400
Cinergy                                                                 2,858               121,351
Consolidated Edison                                                     3,402               157,615
DTE Energy                                                              2,492               107,629
Edison Intl                                                             4,524               197,292
Entergy                                                                14,921             1,024,326
Exelon                                                                 33,741             1,792,996
FirstEnergy                                                             4,707               230,596
FPL Group                                                              10,146               421,668
PG&E                                                                    5,115               189,869
Pinnacle West Capital                                                   1,383                57,187
PPL                                                                    20,412               600,113
Progress Energy                                                         3,490               153,281
Southern                                                               38,947             1,344,839

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 11

ISSUER                                                             SHARES                  VALUE(a)
ELECTRIC UTILITIES (CONT.)
TECO Energy                                                             2,939           $    50,492
TXU                                                                     6,482               325,332
Xcel Energy                                                            22,130               408,520
                                                                                    ---------------
Total                                                                                     7,649,625
---------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
American Power Conversion                                               2,499                54,978
Cooper Inds Cl A                                                        1,345                98,185
Emerson Electric                                                        5,856               437,443
                                                                                    ---------------
Total                                                                                       590,606
---------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Flextronics Intl                                                       43,050(b),(c)        449,442
---------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Baker Hughes                                                            4,658               283,113
BJ Services                                                            10,913               400,180
Cooper Cameron                                                         12,398(b)            513,277
Halliburton                                                            42,353             2,624,193
Nabors Inds                                                             4,477(b),(c)        339,133
Natl Oilwell Varco                                                      2,253(b)            141,263
Noble                                                                   1,824               128,665
Rowan Companies                                                         1,428                50,894
Schlumberger                                                           14,428             1,401,680
TODCO Cl A                                                              5,568               211,918
Transocean                                                             20,121(b)          1,402,232
Weatherford Intl                                                       24,372(b)            882,266
                                                                                    ---------------
Total                                                                                     8,378,814
---------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.7%)
CVS                                                                    18,459               487,687
Rite Aid                                                              122,746(b)            427,156
Safeway                                                               118,227             2,797,251
Wal-Mart Stores                                                        94,321             4,414,222
                                                                                    ---------------
Total                                                                                     8,126,316
---------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Cadbury Schweppes                                                      42,584(c)            402,619
Campbell Soup                                                          11,545               343,695
General Mills                                                          17,740               874,937
Kellogg                                                                79,403             3,431,797
                                                                                    ---------------
Total                                                                                     5,053,048
---------------------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
KeySpan                                                                 2,416                86,227
Nicor                                                                     607                23,861
NiSource                                                                3,857                80,457
ONEOK                                                                  16,293               433,882
Peoples Energy                                                            566                19,850
                                                                                    ---------------
Total                                                                                       644,277
---------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Alcon                                                                   2,706(c)        $   350,698
Baxter Intl                                                           111,871             4,211,943
Boston Scientific                                                      76,972(b)          1,885,044
Guidant                                                                54,530             3,530,818
Hospira                                                                 7,231(b)            309,342
Medtronic                                                               8,252               475,068
PerkinElmer                                                            28,804               678,622
                                                                                    ---------------
Total                                                                                    11,441,535
---------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.6%)
Aetna                                                                   4,371               412,229
AmerisourceBergen                                                       5,548               229,687
Cardinal Health                                                        53,471             3,676,131
Caremark Rx                                                             2,711(b)            140,403
HCA                                                                    72,082             3,640,141
HealthSouth                                                           112,893(b)            550,353
IMS Health                                                              3,746                93,350
Magellan Health Services                                               17,537(b)            551,539
McKesson                                                                9,261               477,775
Medco Health Solutions                                                 36,901(b)          2,059,076
UnitedHealth Group                                                     61,803             3,840,439
Universal Health Services Cl B                                          7,465               348,914
WellPoint                                                              10,018(b)            799,336
                                                                                    ---------------
Total                                                                                    16,819,373
---------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Carnival Unit                                                           7,552               403,805
Harrah's Entertainment                                                  3,499               249,444
Kerzner Intl                                                            6,957(b),(c)        478,294
Marriott Intl Cl A                                                      6,528               437,180
McDonald's                                                             35,516             1,197,600
Orient-Express Hotels Cl A                                              2,570(c)             81,006
                                                                                    ---------------
Total                                                                                     2,847,329
---------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Centex                                                                  1,771               126,609
DR Horton                                                               3,670               131,129
Fortune Brands                                                          2,161               168,601
Harman Intl Inds                                                        6,458               631,915
KB HOME                                                                 1,150                83,559
Leggett & Platt                                                         2,605                59,811
Maytag                                                                  1,093                20,570
Pulte Homes                                                             3,173               124,889
Snap-On                                                                   757                28,433
Sony                                                                   17,439(c)            712,763
Stanley Works                                                           1,037                49,817
Whirlpool                                                                 924                77,394
                                                                                    ---------------
Total                                                                                     2,215,490
---------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                             SHARES                  VALUE(a)
HOUSEHOLD PRODUCTS (2.6%)
Colgate-Palmolive                                                      30,736           $ 1,685,870
Procter & Gamble                                                      134,941             7,810,385
Spectrum Brands                                                       134,549(b)          2,732,690
                                                                                    ---------------
Total                                                                                    12,228,945
---------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.9%)
General Electric                                                      275,806             9,667,000
Tyco Intl                                                             127,850(c)          3,689,751
                                                                                    ---------------
Total                                                                                    13,356,751
---------------------------------------------------------------------------------------------------

INSURANCE (4.4%)
ACE                                                                    55,207(c)          2,950,261
AFLAC                                                                     666                30,916
American Intl Group                                                   156,116            10,651,794
Aon                                                                    29,784             1,070,735
Arch Capital Group                                                      8,850(b),(c)        484,538
Aspen Insurance Holdings                                               61,079(c)          1,445,740
Chubb                                                                  17,817             1,739,830
Endurance Specialty Holdings                                            7,348(c)            263,426
Hartford Financial Services Group                                      14,908             1,280,448
Max Re Capital                                                         22,779(c)            591,571
                                                                                    ---------------
Total                                                                                    20,509,259
---------------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
eBay                                                                   33,661(b)          1,455,839
IAC/InterActiveCorp                                                     5,743(b)            162,584
                                                                                    ---------------
Total                                                                                     1,618,423
---------------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.4%)
Google Cl A                                                            14,068(b)          5,836,250
Yahoo!                                                                 18,349(b)            718,914
                                                                                    ---------------
Total                                                                                     6,555,164
---------------------------------------------------------------------------------------------------

IT SERVICES (0.7%)
Accenture Cl A                                                          6,827(c)            197,095
Affiliated Computer Services Cl A                                      19,330(b)          1,143,949
Automatic Data Processing                                              11,445               525,211
Cognizant Technology Solutions Cl A                                     3,108(b)            156,488
Computer Sciences                                                       5,420(b)            274,469
Electronic Data Systems                                                13,176               316,751
First Data                                                              7,884               339,091
Ness Technologies                                                       5,500(b),(c)         59,235
Patni Computer Systems ADR                                              4,341(b),(c)        100,624
Paychex                                                                 2,530                96,444
Satyam Computer Services ADR                                            1,413(c)             51,702
                                                                                    ---------------
Total                                                                                     3,261,059
---------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (--%)
Mattel                                                                  8,519           $   134,771
---------------------------------------------------------------------------------------------------

MACHINERY (0.8%)
Caterpillar                                                            20,023             1,156,729
Danaher                                                                 3,848               214,641
Deere & Co                                                              8,760               596,644
Dover                                                                   2,902               117,502
Eaton                                                                   2,123               142,432
Illinois Tool Works                                                     7,361               647,694
Ingersoll-Rand Cl A                                                    12,455(c)            502,808
ITT Inds                                                                2,108               216,745
Navistar Intl                                                             933(b)             26,702
Pall                                                                    1,781                47,838
                                                                                    ---------------
Total                                                                                     3,669,735
---------------------------------------------------------------------------------------------------

MEDIA (7.8%)
Clear Channel Communications                                           19,295               606,828
Clear Channel Outdoor Holdings Cl A                                     4,412(b)             88,461
Comcast Cl A                                                          124,297(b)          3,226,750
Comcast Special Cl A                                                   53,996(b)          1,387,157
EchoStar Communications Cl A                                            4,881(b)            132,617
Liberty Global Cl A                                                   100,758(b)          2,267,055
Liberty Global Series C                                                50,734(b)          1,075,561
Liberty Media Cl A                                                    180,181(b)          1,418,024
News Corp Cl A                                                        204,783             3,184,376
NTL                                                                   179,022(b)         12,187,817
Time Warner                                                           178,745             3,117,313
Viacom Cl B                                                            96,174(b)          3,135,272
Vivendi Universal ADR                                                 132,381(c)          4,160,735
Walt Disney                                                            23,135               554,546
WorldSpace Cl A                                                         1,900(b)             27,569
                                                                                    ---------------
Total                                                                                    36,570,081
---------------------------------------------------------------------------------------------------

METALS & MINING (0.9%)
Agnico-Eagle Mines                                                      6,702(c)            132,432
Alcan                                                                  12,442(c)            509,500
Alcoa                                                                  18,014               532,674
Allegheny Technologies                                                  1,162                41,925
Coeur d'Alene Mines                                                   151,596(b)            606,384
Freeport-McMoRan Copper & Gold Cl B                                     2,388               128,474
Glamis Gold                                                             8,019(b),(c)        220,362
Newmont Mining                                                         31,097             1,660,579
Nucor                                                                   2,008               133,974
PAN American Silver                                                    13,294(b),(c)        250,326
                                                                                    ---------------
Total                                                                                     4,216,630
---------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 13

ISSUER                                                             SHARES                  VALUE(a)
MULTILINE RETAIL (1.1%)
Dollar General                                                          5,047           $    96,246
Federated Dept Stores                                                   9,850               653,351
JC Penney                                                              32,778             1,822,456
Kohl's                                                                 13,923(b)            676,658
Target                                                                 31,970             1,757,391
                                                                                    ---------------
Total                                                                                     5,006,102
---------------------------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES                                                                     8,911(b)            141,061
Calpine                                                                 6,641(b)              1,385
CMS Energy                                                              2,995(b)             43,457
Constellation Energy Group                                              2,416               139,162
Dominion Resources                                                     19,237             1,485,097
Duke Energy                                                            13,174               361,626
Dynegy Cl A                                                             5,179(b)             25,066
Public Service Enterprise Group                                         3,254               211,412
Sempra Energy                                                           3,271               146,672
                                                                                    ---------------
Total                                                                                     2,554,938
---------------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                                  28,925(b)            423,751
---------------------------------------------------------------------------------------------------

OIL & GAS (8.0%)
Amerada Hess                                                            4,208               533,659
Anadarko Petroleum                                                     33,480             3,172,230
Apache                                                                  4,668               319,851
Ashland                                                                   915                52,979
BP ADR                                                                 18,835(c)          1,209,584
Burlington Resources                                                    5,300               456,860
Chevron                                                                93,813             5,325,765
ConocoPhillips                                                         81,869             4,763,138
Devon Energy                                                           28,185             1,762,690
El Paso                                                                 8,826               107,324
EnCana                                                                  8,190(c)            369,860
EOG Resources                                                           3,422               251,072
Exxon Mobil                                                           231,869            13,024,083
Kerr-McGee                                                              1,586               144,104
Kinder Morgan                                                           1,452               133,511
Marathon Oil                                                           13,875               845,959
Newfield Exploration                                                   12,407(b)            621,218
Occidental Petroleum                                                    5,701               455,396
Royal Dutch Shell ADR Series A                                          7,257(c)            446,233
Sunoco                                                                  7,609               596,393
Ultra Petroleum                                                        11,693(b)            652,469
Valero Energy                                                          28,589             1,475,192
Williams Companies                                                      7,746               179,475
XTO Energy                                                              4,983               218,953
                                                                                    ---------------
Total                                                                                    37,117,998
---------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Bowater                                                                 9,613           $   295,311
Intl Paper                                                             21,468               721,539
Louisiana-Pacific                                                       1,525                41,892
MeadWestvaco                                                            2,619                73,411
Weyerhaeuser                                                           11,520               764,237
                                                                                    ---------------
Total                                                                                     1,896,390
---------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Estee Lauder Companies Cl A                                             8,879               297,269
---------------------------------------------------------------------------------------------------

PHARMACEUTICALS (6.6%)
Abbott Laboratories                                                    39,064             1,540,294
AstraZeneca                                                             5,281(c)            257,057
Bristol-Myers Squibb                                                   19,505               448,225
Eli Lilly & Co                                                         17,835             1,009,283
GlaxoSmithKline ADR                                                    14,409(c)            727,366
Johnson & Johnson                                                      43,190             2,595,719
Merck & Co                                                             18,610               591,984
Novartis ADR                                                           42,951(c)          2,254,068
Pfizer                                                                571,166            13,319,591
Roche Holding                                                          14,161(c)          2,126,953
Schering-Plough                                                       114,913             2,395,936
Teva Pharmaceutical Inds ADR                                           11,125(c)            478,486
Wyeth                                                                  63,685             2,933,968
                                                                                    ---------------
Total                                                                                    30,678,930
---------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.3%)
Apartment Investment & Management Cl A                                  5,433               205,748
Equity Office Properties Trust                                         14,889               451,583
HomeBanc                                                               86,197               644,754
                                                                                    ---------------
Total                                                                                     1,302,085
---------------------------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Norfolk Southern                                                        7,787               349,091
---------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Analog Devices                                                         21,358               766,111
Applied Materials                                                      32,903               590,280
ATI Technologies                                                       22,536(b),(c)        382,887
Atmel                                                                   5,546(b)             17,137
Broadcom Cl A                                                          12,402(b)            584,754
Credence Systems                                                       20,524(b)            142,847
Cypress Semiconductor                                                  25,250(b)            359,813
Freescale Semiconductor Cl A                                           77,664(b)          1,956,356
Freescale Semiconductor Cl B                                           29,732(b)            748,354
Integrated Device Technology                                           31,705(b)            417,872
Intel                                                                 176,523             4,406,014
Linear Technology                                                      18,810               678,477

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

ISSUER                                                             SHARES                  VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
MEMC Electronic Materials                                              49,946(b)       $  1,107,303
Texas Instruments                                                      54,679             1,753,556
                                                                                    ---------------
Total                                                                                    13,911,761
---------------------------------------------------------------------------------------------------

SOFTWARE (3.2%)
Adobe Systems                                                          53,994             1,995,618
Cadence Design Systems                                                 39,504(b)            668,408
Compuware                                                             101,789(b)            913,047
Mercury Interactive                                                    34,340(b)            954,309
Microsoft                                                             232,052             6,068,159
Oracle                                                                237,499(b)          2,899,863
SAP ADR                                                                18,269(c)            823,384
Siebel Systems                                                         19,189               203,020
TIBCO Software                                                         47,643(b)            355,893
                                                                                    ---------------
Total                                                                                    14,881,701
---------------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
AutoNation                                                              3,028(b)             65,798
AutoZone                                                                  904(b)             82,942
Best Buy                                                               10,385               451,540
Home Depot                                                             45,120             1,826,457
Lowe's Companies                                                       10,760               717,262
Office Depot                                                            4,302(b)            135,083
OfficeMax                                                               1,036                26,273
RadioShack                                                              1,870                39,326
Sherwin-Williams                                                        1,698                77,123
Staples                                                                10,273               233,300
                                                                                    ---------------
Total                                                                                     3,655,104
---------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group                                                     1,780                54,682
Liz Claiborne                                                           1,491                53,408
Nike Cl B                                                              13,966             1,212,108
Reebok Intl                                                               747                43,498
VF                                                                      1,364                75,484
                                                                                    ---------------
Total                                                                                     1,439,180
---------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.3%)
Countrywide Financial                                                 116,617             3,987,135
Fannie Mae                                                             76,354             3,726,839
Freddie Mac                                                            39,366             2,572,568
Washington Mutual                                                       7,866               342,171
                                                                                    ---------------
Total                                                                                    10,628,713
---------------------------------------------------------------------------------------------------

TOBACCO (1.8%)
Altria Group                                                          112,388          $  8,397,631
---------------------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                                             1,176                83,614
---------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
Centennial Communications                                              12,250(b)            190,120
Hutchison Telecommunications Intl ADR                                  35,398(b),(c)        764,243
Motient                                                                16,627(b)            346,673
NeuStar Cl A                                                           55,481(b)          1,691,616
O2                                                                    249,746(c)            849,757
Orascom Telecom Holding GDR                                            51,024(c)          2,729,783
Partner Communications ADR                                              8,787(c)             73,899
Telesp Celular Participacoes ADR                                       40,684(c)            153,786
Vodafone Group ADR                                                     48,464(c)          1,040,522
                                                                                    ---------------
Total                                                                                     7,840,399
---------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $436,022,027)                                                                   $462,070,545
---------------------------------------------------------------------------------------------------

SHORT-TERM SECURITY (1.0%)

                                             EFFECTIVE          PRINCIPAL
ISSUER                                         YIELD             AMOUNT                    VALUE(a)
COMMERCIAL PAPER
Alpine Securitization
   01-03-06                                    4.25%           $4,500,000(d)           $  4,497,875
---------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITY
(Cost: $4,498,406)                                                                     $  4,497,875
---------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $440,520,433)(e)                                                                $466,568,420
===================================================================================================

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 15

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2005, the value of foreign securities represented 9.9% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2005, the value of these securities amounted to $4,497,875 or 1.0% of net assets.

(e) At Dec. 31, 2005, the cost of securities for federal income tax purposes was $445,230,301 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $  32,645,004
     Unrealized depreciation                                         (11,306,885)
     ---------------------------------------------------------------------------
     Net unrealized appreciation                                   $  21,338,119
     ---------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND

DEC. 31, 2005

ASSETS

Investments in securities, at value (Note 1)
   (identified cost $440,520,433)                                                          $466,568,420
Cash in bank on demand deposit                                                                   49,036
Dividends and accrued interest receivable                                                       513,961
Receivable for investment securities sold                                                     2,844,431
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                       348
Other assets                                                                                     57,028
-------------------------------------------------------------------------------------------------------
Total assets                                                                                470,033,224
-------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable to shareholders                                                             2,289,007
Payable for investment securities purchased                                                   1,538,370
Accrued investment management services fee                                                      156,784
Other accrued expenses                                                                           52,854
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                             4,037,015
-------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $465,996,209
=======================================================================================================

REPRESENTED BY
Capital stock - $.01 par value (Note 1)                                                    $    418,437
Additional paid-in capital                                                                  380,987,295
Undistributed net investment income                                                             (43,253)
Accumulated net realized gain (loss)                                                         58,585,664
Unrealized appreciation (depreciation) on investments and on translation of assets
   and liabilities in foreign currencies (Note 5)                                            26,048,066
-------------------------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock                    $465,996,209
=======================================================================================================
Shares outstanding                                                                           41,843,716
-------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                                     $      11.14
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 17

STATEMENT OF OPERATIONS

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND

YEAR ENDED DEC. 31, 2005

INVESTMENT INCOME
Income:
Dividends                                                                                  $  9,025,371
Interest                                                                                        306,755
   Less foreign taxes withheld                                                                  (86,726)
-------------------------------------------------------------------------------------------------------
Total income                                                                                  9,245,400
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                            1,966,532
Compensation of board members                                                                    12,501
Custodian fees                                                                                  159,629
Printing and postage                                                                             33,783
Audit fees                                                                                       21,000
Other                                                                                            23,099
-------------------------------------------------------------------------------------------------------
Total expenses                                                                                2,216,544
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)            (250,012)
-------------------------------------------------------------------------------------------------------
                                                                                              1,966,532
   Earnings credits on cash balances (Note 2)                                                    (1,810)
-------------------------------------------------------------------------------------------------------
Total net expenses                                                                            1,964,722
-------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                                7,280,678
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                            59,381,949
   Foreign currency transactions                                                                (15,535)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                      59,366,414
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                              (36,116,809)
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                        23,249,605
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                            $ 30,530,283
=======================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND

                                                                                JAN. 1, 2004 TO
                                                               DEC. 31, 2005     SEPT. 10, 2004  SEPT. 11, 2004 TO   DEC. 31, 2004
                                                                YEAR ENDED      (NOTES 1 AND 7)    DEC. 31, 2004       YEAR ENDED
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) - net                                  $  7,280,678     $    244,197      $  2,735,792      $  2,979,989
Net realized gain (loss) on investments                           59,366,414       18,559,874           570,113        19,129,987
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                             (36,116,809)     (23,087,576)       31,410,421         8,322,845
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                30,530,283       (4,283,505)       34,716,326        30,432,821
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (7,265,143)              --        (2,735,815)       (2,735,815)
   Net realized gain                                              (1,409,628)              --                --                --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (8,674,771)              --        (2,735,815)       (2,735,815)
---------------------------------------------------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS/CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net contract purchase payments                                            --          744,270                --           744,270
Repayment of temporary withdrawls                                         --               61                --                61
Net transfers from (to) fixed annuities                                   --       (1,393,875)               --        (1,393,875)
Actuarial adjustment for mortality assurance on
   annuities in payment period                                            --         (171,010)               --          (171,010)
Contract termination payments and temporary withdrawls                    --      (35,384,719)               --       (35,384,719)
Annuity payments                                                          --         (962,172)               --          (962,172)
Proceeds from sales                                                  867,944               --           175,170           175,170
Separate account merger (Note 7)                                          --      225,874,373                --       225,874,373
Reinvestment of distributions at net asset value                   7,103,676               --         2,017,903         2,017,903
Payments for redemptions                                         (92,341,520)              --       (27,544,467)      (27,544,467)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                  (84,369,900)     188,706,928       (25,351,394)      163,355,534
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (62,514,388)     184,423,423         6,629,117       191,052,540
Net assets at beginning of period                                528,510,597      337,458,057       521,881,480       337,458,057
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                     $465,996,209     $521,881,480      $528,510,597      $528,510,597
=================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 19

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND
(FORMERLY AXP VARIABLE PORTFOLIO - CORE EQUITY FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Variable Portfolio - Select Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Variable Portfolio - Select Series, Inc. has 100 billion authorized shares of capital stock. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks.

You may not buy (nor will you own) shares of the Fund directly. You invest by owning an annuity contract and allocating your purchase payments to the variable account that invests in the Fund.

Effective Sept. 10, 2004, IDS Life Variable Annuity Fund A (Fund A) and IDS
Life Variable Annuity Fund B (Fund B) transferred their net assets in a tax free exchange for shares of the newly created RiverSource Variable Portfolio - Core Equity Fund (the Fund). Concurrent with this tax free exchange, the former Funds A and B were restructured as unit investment trusts that invest in shares of the Fund. For accounting and financial statement purposes, Fund B is the accounting survivor. Prior to the tax free exchange, Fund A and Fund B operated as diversified, open-end management investment companies and were segregated asset accounts of IDS Life Insurance Company.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects

--------------------------------------------------------------------------------
20 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 21

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the variable accounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $58,788 and accumulated net realized gain has been increased by $58,788.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                          DEC. 31, 2005              FOR THE PERIOD FROM
                                           YEAR ENDED         SEPT. 10, 2004* TO DEC. 31, 2004
----------------------------------------------------------------------------------------------
Distributions paid from:
      Ordinary income                     $7,265,143                    $2,735,815
      Long-term capital gain               1,409,628                            --

*Date the Fund became available.

At Dec. 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                          $32,838,259
Accumulated long-term gain (loss)                                      $32,703,027
Unrealized appreciation (depreciation)                                 $21,338,198

DIVIDENDS

At Dec. 31, 2005, dividends declared for the Fund payable Jan. 3, 2006 are $0.05 per share.

Distributions to the variable accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed quarterly, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

For the year ended Dec. 31, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 0.40%. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is in effect indefinitely, such that net expenses will not exceed 0.40% of the Fund's average daily net assets.

During the year ended Dec. 31, 2005, the Funds custodian fees were reduced by $1,810 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 23

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $581,644,877 and $665,668,267, respectively, for the year ended Dec. 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE/ACCUMULATION UNIT TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                  YEAR ENDED DEC. 31, 2005
------------------------------------------------------------------------------------------
Sold                                                                        78,976
Issued for reinvested distributions                                        669,191
Redeemed                                                                (8,581,898)
------------------------------------------------------------------------------------------
Net increase (decrease)                                                 (7,833,731)
------------------------------------------------------------------------------------------

                                                                     FOR THE PERIOD FROM
                                                              SEPT. 10, 2004* TO DEC. 31, 2004
----------------------------------------------------------------------------------------------
Sold                                                                        17,735
Reorganization                                                          52,188,148
Issued for reinvested distributions                                        197,521
Redeemed                                                                (2,725,957)
----------------------------------------------------------------------------------------------
Net increase (decrease)                                                 49,677,447
----------------------------------------------------------------------------------------------

* Date the Fund became available.

The changes in number of outstanding units applicable to contracts in the accumulation period for Fund B were as follows:

                                                                      JAN. 1, 2004 TO
                                                                      SEPT. 10, 2004
-------------------------------------------------------------------------------------
Units outstanding at beginning of period                                11,494,024
Additions for contracts purchase payments and repayments                    26,250
Net transfers from (to) fixed account                                      (49,945)
Deductions for contract terminations and withdrawals                    (1,255,218)
-------------------------------------------------------------------------------------
Units outstanding at end of period                                      10,215,111
-------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Dec. 31, 2005, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                               CURRENCY TO    CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE                 BE DELIVERED    BE RECEIVED   APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------
Jan. 3, 2006                       104,660         61,030       $348           $--
                               U.S. Dollar  British Pound

--------------------------------------------------------------------------------
24 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Dec. 31, 2005.

7. REORGANIZATION

At the close of business on Sept. 10, 2004, the Fund began operations and Fund A and Fund B transferred their net assets to the Fund in a tax free exchange for shares of the Fund.

The net assets of the Fund immediately after the transfer of assets was $521,881,480.

Fund A and Fund B's net assets at the reorganization date were as follows and include the following amounts of unrealized appreciation.

                                     TOTAL NET ASSETS    UNREALIZED APPRECIATION
Fund A                                  $225,874,373          $13,100,355
Fund B                                   296,007,107           17,654,099

In exchange for the net assets, the Fund issued 22,587,437 shares to the Fund A unit investment trust and 29,600,711 shares to the Fund B unit investment trust.

--------------------------------------------------------------------------------
8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 25

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The table below shows certain important information for evaluating the Fund's results. On Sept. 10, 2004, the Fund acquired the assets of Fund A and Fund B, which were segregated asset accounts. For accounting and financial statement purposes, Fund B is the accounting survivor. The Sept. 10, 2004 to Dec. 31, 2005 information below relates to RiverSource Variable Portfolio - Core Equity Fund. The information prior to Sept. 10, 2004 relates to Fund B and is derived from its financial statements.

FISCAL PERIOD ENDED DEC. 31,            2005           2004(b)        2004(c)         2004(d)    2003       2002         2001
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period   $10.64         $10.00         $10.14          $10.14     $ 7.96     $ 10.53      $ 13.17
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              .16            .05            .01             .06        .01        (.01)        (.05)
Net gains (losses)
 (both realized and unrealized)           .53            .64           (.15)            .49       2.17       (2.56)       (2.59)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations          .69            .69           (.14)            .55       2.18       (2.57)       (2.64)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income     (.16)          (.05)            --            (.05)        --          --           --
Distributions from realized gains        (.03)            --             --              --         --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.19)          (.05)            --            (.05)        --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $11.14         $10.64         $10.00          $10.64     $10.14     $  7.96      $ 10.53
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                        $  466         $  529         $  296          $  529     $  337     $   314      $   512
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses
  to average daily net assets             .40%(e),(f)    .40%(g)       1.40%(g),(h)     .99%(h)   1.40%(h)    1.40%(h)     1.40%(h)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets            1.48%          1.73%(g)        .11%(g)         .79%       .08%       (.17%)       (.43%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)        121%            45%            77%            135%       104%        187%          74%
-----------------------------------------------------------------------------------------------------------------------------------
Total return                             6.57%(i)       6.95%(i),(j)  (1.38%)(h),(j)   5.42%(h)  27.45%(h)  (24.47%)(h)  (20.03%)(h)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent. The per-share information for periods prior to Sept. 10, 2004 have been restated on a 2.793 to 1 exchange ratio to present such information on a comparable basis with the reorganization date net asset value of $10.00 per share.
(b) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.
(c)  For the period from Jan. 1, 2004 to Sept. 10, 2004.
(d)  For the period from Jan. 1, 2004 to Dec. 31, 2004.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 0.45% for the year ended Dec. 31, 2005.
(f) Expense ratio is based on total expense of the Fund before reduction of earnings credits on cash balances.
(g)  Adjusted to an annual basis.
(h) The total return and ratio of expenses for the Fund included management fee only for the period from Sept. 10, 2004 to Dec. 31, 2004. Previous periods included both management and mortality and expense risk fees under Fund B. Total return does not reflect payment of a sales charge.
(i) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(j)  Not annualized.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
AXP VARIABLE PORTFOLIO - SELECT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Variable Portfolio - Core Equity Fund (a series of AXP Variable Portfolio - Select Series, Inc.) as of December 31, 2005, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2005, and for the periods from January 1, 2004 to September 10, 2004 and from September 10, 2004 (date the Fund became available) to December 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2003 were audited by other auditors whose reports dated January 20, 2004, expressed unqualified opinions on this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Variable Portfolio - Core Equity Fund as of December 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
February 20, 2006

--------------------------------------------------------------------------------
28 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by owning IDS Life Variable Annuity Fund A or IDS Life Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. The variable account's purchase price will be the next NAV calculated after the request is received by the authorized insurance company.

As a contract owner investing in the Fund, you incur ongoing costs, including management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, togethers with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the variable account or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts. In addition, if the expenses that apply to the variable account or the contract were included, your costs would have been higher.

--------------------------------------------------------------------------------
  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT  -- 29

                                                    BEGINNING        ENDING        EXPENSES
                                                  ACCOUNT VALUE  ACCOUNT VALUE    PAID DURING   ANNUALIZED
                                                   JULY 1, 2005   DEC. 31, 2005  THE PERIOD(a) EXPENSE RATIO
      Actual(b)                                       $1,000        $1,043.60        $2.05          .40%
      Hypothetical (5% return before expenses)        $1,000        $1,023.06        $2.03          .40%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return of +4.36% for the six months ended Dec. 31, 2005.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 3 Master Trust portfolios and 96 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND      PRINCIPAL OCCUPATION               OTHER
AGE                       LENGTH OF SERVICE  DURING PAST FIVE YEARS             DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
Kathleen Blatz            Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.     since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 51

Arne H. Carlson           Board member       Chair, Board Services
901 S. Marquette Ave.     since 1999         Corporation (provides
Minneapolis, MN 55402                        administrative services to
Age 71                                       boards); former Governor of
                                             Minnesota

Patricia M. Flynn         Board member       Trustee Professor of Economics
901 S. Marquette Ave.     since 2004         and Management, Bentley College;
Minneapolis, MN 55402                        former Dean, McCallum Graduate
Age 55                                       School of Business, Bentley
                                             College

Anne P. Jones             Board member       Attorney and Consultant
901 S. Marquette Ave.     since 1985
Minneapolis, MN 55402
Age 71

Jeffrey Laikind           Board member       Former Managing Director,          American Progressive
901 S. Marquette Ave.     since 2005         Shikiar Asset Management           Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.     Board member       President Emeritus and Professor   Valmont Industries, Inc.
901 S. Marquette Ave.     since 2002         of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                           systems)
Age 66

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 31

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND      PRINCIPAL OCCUPATION               OTHER
AGE                       LENGTH OF SERVICE  DURING PAST FIVE YEARS             DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
Catherine James Paglia    Board member       Director, Enterprise Asset         Strategic Distribution,
901 S. Marquette Ave.     since 2004         Management, Inc. (private real     Inc. (transportation,
Minneapolis, MN 55402                        estate and asset management        distribution and
Age 53                                       company)                           logistics consultants)

Vikki L. Pryor            Board member       President and Chief Executive
901 S. Marquette Ave.     since 2006         Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                        Insurance Company, Inc. since
Age 52                                       1999

Alan K. Simpson           Board member       Former three-term United States
1201 Sunshine Ave.        since 1997         Senator for Wyoming
Cody, WY 82414
Age 74

Alison Taunton-Rigby      Board member       Chief Executive Officer,           Hybridon, Inc.
901 S. Marquette Ave.     since 2002         RiboNovix, Inc. since 2003         (biotechnology); American
Minneapolis, MN 55402                        (biotechnology); former            Healthways, Inc. (health
Age 61                                       President, Forester Biotech        management programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND      PRINCIPAL OCCUPATION               OTHER
AGE                       LENGTH OF SERVICE  DURING PAST FIVE YEARS             DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
William F. Truscott       Board member       President - U.S. Asset
53600 Ameriprise          since 2001,        Management and Chief Investment
Financial Center          Vice President     Officer, Ameriprise Financial,
Minneapolis, MN 55474     since 2002         Inc. and President, Chairman of
Age 45                                       the Board and Chief Investment
                                             Officer, RiverSource
                                             Investments, LLC since 2005;
                                             Senior Vice President - Chief
                                             Investment Officer, Ameriprise
                                             Financial, Inc. and Chairman of
                                             the Board and Chief Investment
                                             Officer, RiverSource
                                             Investments, LLC, 2001-2005;
                                             former Chief Investment Officer
                                             and Managing Director, Zurich
                                             Scudder Investments

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business sdecisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                     POSITION HELD
ADDRESS,                  WITH FUND AND      PRINCIPAL OCCUPATION               OTHER
AGE                       LENGTH OF SERVICE  DURING PAST FIVE YEARS             DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
Jeffrey P. Fox            Treasurer          Vice President - Investment
105 Ameriprise            since 2002         Accounting, Ameriprise
Financial Center                             Financial, Inc., since 2002;
Minneapolis, MN 55474                        Vice President - Finance,
Age 50                                       American Express Company,
                                             2000-2002; Vice President -
                                             Corporate Controller, Ameriprise
                                             Financial, Inc., 1996-2000

Paula R. Meyer            President          Senior Vice President - Mutual
596 Ameriprise            since 2002         Funds, Ameriprise Financial,
Financial Center                             Inc., since 2002 and Senior Vice
Minneapolis, MN 55474                        President, RiverSource
Age 51                                       Investments, LLC since 2004;
                                             Vice President and Managing
                                             Director - American Express
                                             Funds, Ameriprise Financial,
                                             Inc., 2000-2002; Vice President,
                                             Ameriprise Financial, Inc.,
                                             1998-2000

Leslie L. Ogg             Vice President,    President of Board Services
901 S. Marquette Ave.     General Counsel,   Corporation
Minneapolis, MN 55402     and Secretary
Age 67                    since 1978

Beth E. Weimer            Chief Compliance   Vice President and Chief
172 Ameriprise            Officer since      Compliance Officer, Ameriprise
Financial Center          2004               Financial, Inc., since 2001 and
Minneapolis, MN 55474                        Chief Compliance Officer,
Age 53                                       RiverSource Investments, LLC
                                             since 2005; Vice President and
                                             Chief Compliance Officer - Asset
                                             Management and Insurance,
                                             Ameriprise Financial Services,
                                             Inc., since 2001; Partner,
                                             Arthur Andersen Regulatory Risk
                                             Services, 1998-2001

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 33

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

--------------------------------------------------------------------------------
   RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2005 ANNUAL REPORT -- 35

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Variable Portfolio Funds are managed by RiverSource Investments, LLC and distributed by IDS Life Insurance Company, Member NASD. Insurance and annuities are issued by IDS Life Insurance Company. Both companies are part of Ameriprise Financial, Inc.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services]


Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Variable Portfolio - Select Series, Inc. were as follows:

                        2005 - $34,500;                       2004 - $4,500

(b) Audit - Related Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Variable Portfolio - Select Series, Inc. were as follows:

                        2005 - None;                          2004 - None

(c) Tax Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for tax compliance related services for AXP Variable Portfolio - Select Series, Inc. were as follows:

                        2005 - $1,815;                        2004 - None

(d) All Other Fees. The fees paid for the years ended Dec. 31, to KPMG LLP for additional professional services for AXP Variable Portfolio - Select Series, Inc. were as follows:

                        2005 - None;                          2004 - None


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Dec. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - $88,815;                       2004 - $126,900

         The fees paid for the years ended Dec. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $87,000;                       2004 - $126,900

 (h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.


*2004 represents bills paid 1/1/04 - 12/31/04
 2005 represents bills paid 1/1/05 - 12/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              AXP Variable Portfolio - Select Series, Inc.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 7, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 7, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          March 7, 2006